UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A
(Amendment No. 1)
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported) August 31, 2010
Park-Ohio Holdings Corp.

(Exact Name of Registrant as Specified in Charter)

Ohio	000-03134	34-1867219

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6065 Parkland Blvd., Cleveland, Ohio	44124

(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (440) 947-2000
Park-Ohio Industries, Inc.

(Exact Name of Registrant as Specified in Charter)

Ohio	333-43005-01	34-6520107

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6065 Parkland Blvd., Cleveland, Ohio	44124

(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (440) 947-2000
N/A

(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01 Financial Statements and Exhibits.
SIGNATURES
Exhibit Index
EX-23.1
EX-99.1
EX-99.2

Explanatory Note
This Amendment No. 1 to the Current Report on Form 8-K, which was originally filed with the Securities and Exchange Commission on September 3, 2010, amends and restates in its entirety Item 9.01 to include the financial statements and pro forma financial information required by Item 9.01 with respect to the acquisition by Supply Technologies LLC, a wholly owned subsidiary of Park-Ohio Industries, Inc., a wholly owned subsidiary of Park-Ohio Holdings Corp., of substantially all of the assets of Assembly Component Systems, Inc. (“ACS”), a wholly owned subsidiary of Lawson Products, Inc., on September 1, 2010. The remainder of the information contained in the original Form 8-K filing is not hereby amended and this amendment does not reflect events occurring after the filing of the original Form 8-K.
Item 9.01 Financial Statements and Exhibits.
     (a) Financial Statements of Businesses Acquired
(1) The following audited financial statements representing the assets acquired and liabilities assumed from ACS are attached hereto as Exhibit 99.1 and incorporated herein by reference:
Audited Financial Statements
•	Independent Auditors’ Report

•	Statements of Assets Acquired and Liabilities Assumed as of and December 31, 2009 and 2008

•	Statements of Net Revenues and Direct Costs and Operating Expenses for the years ended December 31, 2009 and 2008

•	Notes to Statements
(2) The following unaudited financial statements representing the assets acquired and liabilities assumed from ACS are attached hereto as Exhibit 99.1 and incorporated herein by reference:
Unaudited Interim Financial Statements

•	Unaudited Statement of Assets Acquired and Liabilities Assumed as of June 30, 2010

•	Unaudited Statements of Net Revenues and Direct Costs and Operating Expenses for the six months ended June 30, 2010 and 2009

•	Notes to Financial Statements
     (b) Pro Forma Financial Information
     The following pro forma financial information of Park-Ohio Holdings Corp., after giving effect to the acquisition of ACS, is attached hereto as Exhibit 99.2 and incorporated herein by reference:
•	Unaudited Pro Forma Condensed Consolidated Balance Sheet as of June 30, 2010 and explanatory notes thereto

•	Unaudited Pro Forma Condensed Consolidated Statement of Operations for the year ended December 31, 2009 and explanatory notes thereto

•	Unaudited Pro Forma Condensed Consolidated Statement of Operations for the six months ended June 30, 2010 and explanatory notes thereto
     (d) Exhibits

10.1	Asset Purchase Agreement By and Among Assembly Component Systems, Inc., Lawson Products, Inc., Supply Technologies LLC and Park-Ohio Industries, Inc. (filed as exhibit 10.1 of the Form 10-Q of Park-Ohio Holdings Corp. filed on November 15, 2010 SEC File No. 000-03134 and incorporated by reference and made a part hereof)

23.1	Consent of Independent Auditors

99.1	Audited financial statements and report thereon listed in Item 9.01(a)(1) and unaudited financial statements listed in Item 9.01(a)(2)

99.2	Unaudited pro forma financial information listed in Item 9.01(b)

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PARK-OHIO HOLDINGS CORP.
Dated: November 15, 2010	By:	/s/ Robert D. Vilsack
		Name:	Robert D. Vilsack
		Title:	Secretary

PARK-OHIO INDUSTRIES, INC.
Dated: November 15, 2010	By:	/s/ Robert D. Vilsack
		Name:	Robert D. Vilsack
		Title:	Secretary

Exhibit Index

Exhibit	Description
10.1	Asset Purchase Agreement By and Among Assembly Component Systems, Inc., Lawson Products, Inc., Supply Technologies LLC and Park-Ohio Industries, Inc. (filed as exhibit 10.1 of the Form 10-Q of Park-Ohio Holdings Corp. filed on November 15, 2010 SEC File No. 000-03134 and incorporated by reference and made a part hereof)

23.1	Consent of Independent Auditors

99.1	Audited Statement of Assets Acquired and Liabilities Assumed of Assembly Component Systems Business Unit of Assembly Component Systems, Inc. as of December 31, 2009 and 2008 and the Statement of Net Revenues and Direct Costs and Operating Expenses for the years then ended, and the notes related thereto and the related independent auditors’ report of Ernst & Young LLP together with the Unaudited Interim Statements of Assets Acquired and Liabilities Assumed as of June 30, 2010 and the Statement of Net Revenues and Direct Costs and Operating Expenses for the six months ended June 30, 2010 and 2009

99.2	Unaudited Pro Forma Condensed Consolidated Balance Sheet as of June 30, 2010 and Unaudited Pro Forma Condensed Consolidated Statements of Operations for the year ended December 31, 2009 and the six months ended June 30, 2010 and the notes related thereto.

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